SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to 240-14a-119(c)or 240 14a-12

                            BG Financial Group, Inc.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

                          T. Don Waddell (423) 636-1555


Payment of Filing Fee (Check the Appropriate box):

[X] No fee required
[ ] Fee computed on the table below per Exchange Act Rules 14a6(I)(4) and 0-11

1. Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2. Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

   -----------------------------------------------------------------------------

   Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

4. Total fee paid:

   -----------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:_____________________
       (2)   Form, Schedule or Registration Statement No:__________________
       (3)   Filing Party:______________________________

Registrant believes that it qualifies as a "small business issuer" as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

                            BG Financial Group, Inc.
                                  P.O. Box 610
                          Greeneville, Tennessee 37744

                                  May 25, 2004

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of BG Financial Group, Inc. (the "Company") to be held at 10:00 a.m., Eastern Daylight Time on Tuesday, June 15,2004, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee. As you will recall, this past January, the shareholders of Bank of Greeneville (the "Bank") approved the formation of a bank holding company for the Bank, BG Financial Group, Inc. The Bank is now the subsidiary of BG Financial Group, Inc.

     At the meeting you will be asked to:

     - Elect three Class III directors to serve until the 2007 annual meeting of shareholders;

     - Ratify the appointment of Dent K. Burk Associates, P.C. as the Company's independent accountants and auditors for fiscal year 2004; and

     - Transact such other business as may properly come before the meeting or any adjournment thereof.

     We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Detailed information relating to the Bank's activities and operating performance during fiscal 2003 is contained in the Bank's Annual Report on Form 10-KSB, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2003 Annual Report on Form 10-KSB, you may request a copy from J. Robert Grubbs, President, Bank of Greeneville, P.O. Box 610, Greeneville, Tennessee 37744, (423) 636-1555. In addition, you may access and review our annual financial statements for the year ended December 31, 2003 at our website www.bankofgreeneville.com.

     It is important that your shares are represented and voted at the meeting, regardless of the size of your holding. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy as soon as possible to:

                  BG Financial Group, Inc.
                  P. O. Box 610
                  Greeneville, Tennessee  37744

     Please RSVP to Leanna Harrison on or before June 11, 2004 at (423) 636-1555 if you plan on personally attending the annual meeting. If you have any questions in the interim, please do not hesitate to contact me.

     Bank of Greeneville performed well in 2003. There were several highlights for the Bank this past year. Effective April 25, 2003, shareholders were rewarded with a three for one stock split which allowed shareholders to multiply their shares by three, while the lower stock price results in the opportunity for greater liquidity for the shares. The common stock price of the Bank continues to steadily grow. As of the date of this letter, the common stock is selling at $16 per share. This represents a stock price appreciation of 380% for shares held since the inception of the Bank, and a stock price appreciation of 60% since the stock split last April. On January 15, 2004, shareholders voted to form a holding company, BG Financial Group, Inc. This new holding company structure will allow our institution to expand into new markets and to provide additional services.

     Total assets of the Bank at December 31, 2003, grew to $85,075,150 an increase of $32,029,712 or 60% over 2002 total assets of $53,045,438. Deposits and other liabilities of the Bank grew to $77,867,863 an increase of $31,723,627 or 69% over 2002 total deposits and liabilities of $46,144,236. Loans as of December 31, 2003, grew to $69,889,501 an increase of $27,061,765 or 63% over
December 31, 2002, loan totals of $42,827,736.

     Bank of Greeneville's net operating income improved to $343,206 at year end December 31, 2003. This represents an increase of $213,097 or 164% over 2002's net operating income of $130,109. It is important to note that the Bank received an extraordinary one time non-operational accounting benefit (FASB 109) of $510,006 for the 2002 year. This accounting rule, FASB 109, permitted the Bank to defer for income tax purposes certain organizational expenses as opposed to writing them off as organizational costs in 2001. The effect of the reclassification of the 2001 expenses was to add $510,006 to net income in 2002 that was not from the 2002 operations of the Bank.

     While the Bank appears to have made more operating revenue in 2002 than in 2003 because of the FASB 109 reclassification, the Bank actually made more revenue from operations in 2003. A close review of the included financial statements will exhibit that the Bank has shown strong, steady growth in assets and revenue in all three years since inception, and the year 2003 is not an exception from that trend.

     Bank of Greeneville continues to grow in the investment, insurance, and retirement sectors in addition to the more traditional banking related areas. Our goal is to continuously look for new opportunities to expand markets, products, and services in order to increase shareholder value. We encourage our shareholders to call on Bank of Greeneville to meet all of their financial needs.

     I want to thank the Board of Directors for their guidance and commitment, and our employees for their dedication and hard work. Everyone at Bank of Greeneville appreciates the trust and confidence that each shareholder has placed in us. We will continue to strive to increase the value of your investment.

                                           Sincerely,

                                           /s/ J. Robert Grubbs
                                           --------------------------
                                           J. Robert Grubbs
                                           President & CEO

                            BG Financial Group, Inc.
                                  P.O. Box 610
                          Greeneville, Tennessee 37744

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 15, 2004

     Notice is hereby given that the Annual Meeting of Shareholders of BG Financial Group, Inc. (the "Company") will be held on Tuesday, June 15, 2004, at 10:00 a.m. Eastern Daylight Time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, for the following purposes:

         1. To elect three Class III directors to serve until the 2007 annual meeting of shareholders;

         2. To ratify the appointment of Dent K. Burk Associates, P.C. as the Company's independent accountants and auditors for fiscal year 2004; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 30, 2004 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                     By Order of the Board of Directors


                                     /s/ T. Don Waddell
                                     ---------------------------------------
                                     T. Don Waddell
                                     Secretary

May 25, 2004



                             YOUR VOTE IS IMPORTANT

Whether you expect to attend the meeting or not, please mark, sign, date, and return the enclosed proxy as promptly as possible to BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744. In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

                            BG Financial Group, Inc.
                                  P.O. Box 610
                          Greeneville, Tennessee 37744

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement and accompanying proxy are being furnished to shareholders of BG Financial Group, Inc. (the "Company") in connection with the solicitation of proxies by the board of directors to be used at the annual meeting of shareholders. Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, notice of annual meeting and proxy will be mailed to all shareholders on or about May 25, 2004.

     BG Financial Group, Inc., is a bank holding company for Bank of Greeneville (the "Bank"), headquartered in Greeneville, Tennessee.

                      Information About the Annual Meeting

When is the annual meeting?

     Tuesday, June 15, 2004 at 10:00 a.m. Eastern Daylight Time.

Where will the annual meeting be held?

     General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

What items will be voted upon at the annual meeting?

     You will be voting upon the following matters:

         1. Election of three Class III directors to serve until the 2007 annual meeting of shareholders;

         2. Ratification of the appointment of Dent K. Burk Associates, P.C. as the Company's independent accountants and auditors for fiscal year 2004; and

         3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 30, 2004, the record date. Each shareholder is entitled to one vote for each share of common stock held on April 30, 2004. On that date, there were 2,295,775 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

     If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of the Company's auditors, you may vote "for" or "against" or you may "abstain" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "for" the election of the nominees for directors, and "for" the ratification of Dent K. Burk Associates, P.C. as the Company's auditors.

     The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

         1. submitting another proxy with a more recent date than that of the proxy first given; or

         2.       sending   written   notice  of  revocation  to  our  corporate
                  secretary, T. Don Waddell, c/o BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744; or

         3.       attending  the annual  meeting and voting in person,  although
                  attending   the  meeting  will  not  by  itself   revoke  your
                  previously granted proxy.

If I plan to attend the annual meeting, should I still vote by proxy?

     Yes. Casting your vote in advance does not affect your right to attend the meeting. Written ballots will be available at the annual meeting for shareholders of record. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

How many votes are required?

     If a quorum is present at the annual meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting and the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a "quorum" for the meeting?

     A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. As of April 30, 2004, there were 2,295,775 shares of common stock issued and outstanding, so 1,147,888 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

     Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Who pays for the solicitation of proxies?

     This proxy statement is being furnished in connection with the solicitation of proxies by the Company's board of directors. The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the Company and the Bank who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

When are shareholder proposals for next year's annual meeting due?

     Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2005 must be received by the Secretary of the Company at P.O. Box 610, Greeneville, Tennessee 37744, no later than February 15, 2005. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

     If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2005 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal at the address above by or before May 15, 2005. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2005 annual meeting.

--------------------------------------------------------------------------------

                       Proposal 1 - Election of Directors

--------------------------------------------------------------------------------

     The Board of Directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The Board has nominated the following three persons to serve as Class III directors: William J. Smead, Wendy C. Warner, and Roger A. Woolsey, and if elected they will serve until the 2007 annual meeting of shareholders. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below. All of the current directors and nominees have served as directors of the Bank since it began operations in July 2001, and have been members of the Board of the Company since it was formed in 2003. Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

     Information about the individuals nominated as directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

                         CLASS III nominees for election
                              (Terms Expiring 2007)

                                                   Business Experience During
                                                  Past Five Years and Position
                                                   Held with the Bank and the
    Name                            Age                     Company                     Director Since
    ----                            ---           ----------------------------          --------------

William J. Smead                    58           Physician; Director                          2001*
Wendy C. Warner                     43           Real Estate; Director                        2001*
Roger A. Woolsey                    49           Attorney; Director; and                      2001*
                                                 Chairman of the Board

___________________
* Includes time served on Bank of Greeneville board of directors

     William J. Smead is a director of the Company and the Bank. Dr. Smead is a physician and principal in The Greeneville Eye Clinic in Greeneville, Tennessee. He received his undergraduate degrees from University of Arkansas in Fayetteville, Arkansas, and he also received his Medical Degree from University of Arkansas.

     Wendy C. Warner is a director of the Company and the Bank. Ms. Warner is the President of Warner Realty Company, West Main Cash, Inc. and SAWLEW Inc., all in Greeneville, Tennessee. She graduated from East Tennessee State University in 1986 with a B.S. in business administration. She has received the CCIM designation.

     Roger A. Woolsey is a director and Chairman of the Board of the Company and the Bank. Mr. Woolsey practices law in Greeneville, Tennessee, with Woolsey & Woolsey attorneys at law. He received both his undergraduate degree and his law degree from the University of Tennessee in Knoxville.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                           CLASS I INCUMBENT DIRECTORS
                              (Terms Expiring 2005)


                                            Business Experience During
                                           Past Five Years and Position
                                            Held with the Bank and the
    Name                       Age                   Company                            Director Since
    ----                       ---         ----------------------------                 --------------

Don E. Claiborne               49          Veterinarian; Director and Senior                2001*
                                           Vice President of Bank
J. Robert Grubbs               50          Bank President; President and                    2001*
                                           Chief Executive Officer; Director
Leonard B. Lawson              47          General Manager, Chevrolet                       2001*
                                           Dealership; Director

     Don E. Claiborne is a director of the Company and the Bank. Mr. Claiborne serves as Senior Vice President and Loan Officer of the Bank. A retired veterinarian, he is the former owner of Brookfield Animal Hospital in Greeneville, Tennessee. Mr. Claiborne received both his doctor of veterinary medicine degree and his undergraduate degree from the University of Tennessee in Knoxville.


_____________________
* Includes time served on Bank of Greeneville board of directors

     J. Robert Grubbs serves as the President and Chief Executive Officer of the Bank and the Company, and is a director of the Bank and the Company. Prior to joining the Bank, Mr. Grubbs was an Executive Vice President with Andrew Johnson Bank in Greeneville, Tennessee, and prior to that was a Senior Vice President with Greene County Bank in Greeneville, Tennessee. Mr. Grubbs received his undergraduate degree from the University of Tennessee in 1975 and has a law degree from the Nashville School of Law.

     Leonard B. Lawson is a director of the Company and the Bank. He is the Vice President and General Manager of Lawson Chevrolet and Mazda, Inc. in Greeneville, Tennessee, the Vice President Dealer-Operator of Lawson Mountain Mazda Mitsubishi, and the Vice President of Lawson Chevrolet-Oldsmobile. Mr. Lawson received his B.S. degree in marketing from the University of Tennessee in 1978 and graduated from the General Motors School of Merchandising and Management.

                          CLASS II INCUMBENT DIRECTORS
                              (Terms Expiring 2006)


                                          Business Experience During
                                         Past Five Years and Position
                                          Held with the Bank and the
     Name                   Age                    Company                      Director Since
     ----                   ---          ----------------------------           --------------

Rance P. Merkel             40           Construction; Director                      2001*


     Rance P. Merkel is a director of the Company and the Bank. He is the President of Merkel Brothers Construction Company in Greeneville, Tennessee, a utility construction company. Mr. Merkel received his B.S. in business at the University of Tennessee in Chattanooga in 1986.

-------------------------
*Includes time served on Bank of Greeneville board of directors

                               Executive Officers

     Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person's successor is chosen and qualified or until such person's death, resignation, or removal. The Company has the following executive officer in addition to Mr. Grubbs, whose description is detailed above in Proposal 1. Election of Directors.

  Name                       Age              Present Position
  ----                       ---              ----------------

  T. Don Waddell             56               Chief Financial Officer, Secretary

     T. Don Waddell serves as the Chief Financial Officer and Secretary of the Bank and the Company. Prior to joining the Bank, Mr. Waddell was a Certified Public Accountant in private practice and was the Chief Financial Officer of Greene County Bancshares, Inc., Greeneville, Tennessee, for eight years. Mr. Waddell received his undergraduate degree from East Tennessee State University in 1973.

                    Information about the Board of Directors

Role of the Board

     Pursuant to Tennessee law, the Company's business, property and affairs are managed under the direction of our board of directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

     The Company's bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. The Board is currently composed of 7 members. The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the Company's common stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the Company's directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of majority of the board of directors.

2003 Board and Committee Meetings

     During 2003 the Bank's board of directors held 14 meetings, the Audit Committee held 2 meetings, and the Compensation Committee held 7 meetings. All board members attended at least 75% of our board meetings, except for Mr. Merkel.

Attendance at Annual Shareholders' Meeting

     All directors are expected to attend the annual shareholders' meeting and their attendance is recorded in the minutes. All board members attended the annual shareholders' meeting last year.

Board Committees

     The  Board  has  2  standing  committees:   the  Audit  Committee  and  the
Compensation Committee.

     Audit Committee. The Audit Committee consists of Messrs. Merkel, Lawson, Woolsey and Smead and Ms. Warner. The Audit Committee has the authority and responsibility to insure the accuracy and reliability of the Company's financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies.

     Compensation Committee. The Compensation Committee consists of Messrs. Grubbs, Claiborne, Lawson, Woolsey and Smead. The Compensation Committee evaluates the performance of the Bank's executive officers and determines their compensation.

     The Company currently has no standing nominating committee because of the long tenure of the current directors, because a majority of the members of the Board are independent and because the Company has determined that the entire Board of Directors itself adequately serves the function of a nominating committee.

     The Board had determined that all of the directors, other than Messrs. Claiborne and Grubbs, are independent under the New York Stock Exchange requirements. Vacancies on the Board may be filled by a majority of the remaining directors.

     With respect to the nominating process, the Board discusses and evaluates possible candidates in detail. The Board selects new nominees for the position of an independent director based on the following criteria:

     - Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

     - Current knowledge and contacts in Greeneville and in the banking industry or other industries relevant to the Company's business.

     -    Diversity   of   viewpoints,    background,   experience   and   other
          demographics.

     - Ability and willingness to commit adequate time to Board and committee matters.

     - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

The Board does not set specific, minimum qualifications that nominees must meet in order for the Board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

     Once a candidate is identified whom the Board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

     The Board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the Board for election may do so by submitting in writing such nominees' names in compliance with the procedures as described below, to the Chairperson of the Board, in care of the Corporate Secretary. A shareholder's nomination must contain:

     - A statement that the writer is a shareholder and is proposing a candidate for consideration by the Board;

     -    The name of and contact information for the candidate;

     -    A statement of the candidate's business and educational experience;

     - Information regarding each of the factors listed above, sufficient to enable the Board to evaluate the candidate;

     - A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

     - A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

     - A statement of the number of shares of the Company's common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

     The Company does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its Board. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Shareholder Communication with the Board of Directors

     Shareholders desiring to communicate with our Board of Directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Board of Directors, c/o Corporate Secretary, BG Financial Group, Inc. 3095 Andrew Johnson Highway, Greeneville, Tennessee 37745 and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

Director Compensation

     During 2003, the Bank did not pay director fees.

Other Directorships and Family Relationships

     No director of the Company currently serves as a director of any other public company. We are not aware of any family relationships between any of our directors and executive officers.

--------------------------------------------------------------------------------

  Proposal 2 - Ratification of the Appointment of Dent K. Burk Associates, P.C.
      as the Company's Independent Accountants and Auditors for Fiscal 2004

--------------------------------------------------------------------------------

     The board of directors has confirmed the appointment by the audit committee of Dent K. Burk Associates, P.C. as the Company's independent accountants and auditors for fiscal 2004. Dent K. Burk Associates, P.C. has served as independent accountants and auditors of the Bank since its organization in July 2001, and independent accountants and auditors of the Company since it was formed in 2003.

     Representatives of Dent K. Burk Associates, P.C. will be present at the shareholders' meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     Assuming a quorum is present, a majority of the votes cast at the annual meeting is required to ratify the appointment of Dent K. Burk Associates, P.C. as the Company's independent accountants and auditors for fiscal year 2004.

     For services rendered in 2003 and 2002 by Dent K. Burk Associates, P.C., our principal independent auditors, we incurred the following fees:

Audit Fees

     The aggregate fees billed by Dent K. Burk Associates, P.C. for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-QSB for fiscal years 2003 and 2002 were $25,440 and $18,400 respectively.

Tax Fees

     The aggregate fees billed by Dent K. Burk Associates, P.C. in fiscal years 2003 and 2002 for professional services for tax compliance, tax advice and tax planning were $1,200 and $1,200, respectively.

Financial Information Systems Design and Implementation

     The aggregate fees billed by Burk Consulting, Inc. (a related entity) in fiscal years 2003 and 2002 for Financial Information Systems Design and Implementation services were $20,719 and $34,900, respectively.

All Other Fees

     The aggregate fees billed by Dent K. Burk Associates, P.C. for other services rendered in 2003 and 2002 were $3,700 and $3,250, respectively. These services were primarily general consultancy related services.

     The Audit Committee approved the above services to be performed by Dent K. Burk Associates, P.C. for the current year ended.

     The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by Dent K. Burk Associates, P.C., as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. All services by Dent K. Burk Associates, P.C. must be pre-approved by the Audit Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF DENT K. BURK ASSOCIATES, P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2004.

                 Certain Relationships and Related Transactions

     Some directors and officers of the Bank and the Company are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company and the Bank are, at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. As of December 31, 2003, the largest aggregate amount of loan transactions with directors and officers of the Bank and their affiliates during the year totaled approximately $1,172,419, which amount is equal to 16.3% of the equity capital accounts of the Bank. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

     In 2001, the Bank paid to J. Robert Grubbs $100,000 for Mr. Grubbs's book of business consisting of brokerage clients from Raymond James Investment Bank, which consisted of $10 million in assets purchased at below-market rate. Such sale of Mr. Grubbs's book of business was pursuant to an FDIC directive that the President's compensation should not be commission based during the organizational phase of the Bank.


                             Executive Compensation

Summary Compensation

     The following table sets forth the aggregate remuneration paid by the Bank for services for the year ended December 31, 2003, 2002, and 2001 to the chief executive officer of the Bank. No other officer of the Bank received compensation in excess of $100,000 during 2003, 2002, or 2001.


                           Summary Compensation Table


                                                                                                        Long-Term
                                                                                                      Compensation
                                                                   Annual Compensation                   Awards
                                                                                      Other Annual     Securities
                                                                                      Compensation     Underlying
      Name and Principal Position            Year       Salary ($)      Bonus ($)          ($)         Options (#)

J. Robert  Grubbs . . . . . . . . . . .      2003        $ 157,147      $ 20,000 (1)  $   10,239 (2)         -
  President and Chief Executive Officer      2002        $ 146,432      $ 14,700 (1)  $    2,071 (2)         -
                                             2001        $  66,883 (3)  $   -         $     -            50,000 (4)
                                                                                                             -

(1) Amount received through profit-sharing plan in which all full-time employees of the Bank participate based on a percentage of annual base salary.
(2) Automobile allowance.

(3) Includes salary paid from July 2001, when the Bank began its operations, through December 31, 2001.
(4) 150,000 as adjusted for the 2003 stock split.

Employment Agreements

     There are currently no employment agreements in place with respect to the Bank's executive officers or the Company's executive officers.

Option Grants in Fiscal Year 2003

     No stock options were granted to the Bank's executive officers or the Company's executive officers in fiscal year 2003.

Aggregated Option Exercises in 2003

     The following table sets forth information regarding the exercise of stock options during 2003 and the option values as of December 31, 2003 for the executive officers of the Company and the Bank.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                        ---------------------------------

                                                                  Number of Securities       Value of Unexercised In-The-
                                                                 Underlying Unexercised      Money Options at FY-End
                                                                Options at FY-End 2003(#)          2003($)(1)
                                                                -------------------------    ----------------------------
                                         Shares
                                       Acquired on    Value
            Name                        Exercise    Realized(2)  Exercisable   Unexercisable  Exercisable  Unexercisable
-------------------------------------  -----------  -----------  -----------   -------------  -----------  -------------

J.  Robert  Grubbs . . . . . . . . .       3,175      $37,042       26,825         90,000      $313,048      $1,050,300
T. Don  Waddell  . . . . . . . . . .       4,500      $39,000        4,500         13,500      $ 52,515      $  157,545

(1) Dollar values were calculated by determining the difference between the price of the common stock on December 31, 2003 ($15.00 per share) and the exercise price of such options.
(2) Dollar values were calculated by determining the difference between the price of the common stock at the time of exercise and the exercise price of such options.

                            Equity Compensation Plans

     The following table summarizes as of December 31, 2003 the shares of the Company's common stock subject to outstanding awards or available for future awards under the Bank's equity compensation plans and arrangements. The Bank does not have a formal stock option plan; however, certain executive officers and key employees of the Bank have been granted options pursuant to stock option agreements approved by the Bank's board of directors.


                                                                                              Number of Shares of
                                                                                                 Common Stock
                                       Number of Shares of                                         Remaining
                                    Common Stock to be Issued         Weighted-Average        Available for Future
                                        Upon Exercise of              Exercise Price of          Issuance Under
                                      Outstanding Options,           Outstanding Options,            Equity
      Plan Category                   Warrants and Rights            Warrants and Rights       Compensation Plans
      -------------                 --------------------------       --------------------     --------------------

Equity compensation plans
   approved by security holders                N/A                           N/A                       N/A

Equity compensation plans not
   approved by security holders              248,725                        $4.08                     82,600

        Total                                248,725                        $4.08                     82,600

     Non-qualified  stock option  agreement with J. Robert  Grubbs.  On July 16,
2001, Mr. Grubbs was granted an option to purchase 150,000 shares of the Company's common stock at an exercise price of $3.33 per share (as adjusted for the 2003 stock split). This option vests in 20% equal increments over five years beginning on the first anniversary of the grant date for so long as Mr. Grubbs serves as an employee of the Bank. The option will become fully vested upon the death or disability of Mr. Grubbs or upon a change of control of the Bank. The option will expire on the tenth anniversary of the grant date or, if earlier, 90 days after Mr. Grubbs ceases to be an employee of the Bank. On December 23, 2003, Mr. Grubbs exercised his option to purchase 3,175 shares.


     Non-qualified stock option agreement with T. Don Waddell. On July 16, 2001, Mr. Waddell was granted an option to purchase 22,500 shares of the Company's common stock at an exercise price of $3.33 per share (as adjusted for the 2003 stock split). This option vests in 20% equal increments over five years beginning on the first anniversary of the grant date for so long as Mr. Waddell serves as an employee of the Bank. The option will become fully vested upon the death or disability of Mr. Waddell or upon a change of control of the Bank. The option will expire on the tenth anniversary of the grant date or, if earlier, 90 days after Mr. Waddell ceases to be an employee of the Bank. On June 6, 2003, Mr. Waddell exercised his option to purchase 4,500 shares.

     A number of non-qualified stock option agreements were entered into with various non-executive officers and employees of the Bank. In each of the agreements, the option vests in 20% equal increments over five years beginning on the first anniversary of the grant date for so long as the individual serves as an employee of the Bank. The option will become fully vested upon the death or disability of the individual or upon a change of control of the Bank. The option will expire on the tenth anniversary of the grant date or, if earlier, 90 days after the individual ceases to be an employee of the Bank. The following chart sets forth the grant date, the exercise price and number of shares available under each option agreement.


     Non-Qualified Option                                       Exercise price          Number of shares of Company's
          Agreement                      Grant Date                per share            common stock underlying option
          ---------                      ----------             --------------          ------------------------------

Agreement No. 1                        July 16, 2001                 $3.33 (1)                    22,500 (1)

Agreement No. 2                        July 16, 2001                 $3.33 (1)                     9,000 (1)

Agreement No. 3                        July 16, 2001                 $3.33 (1)                    15,000 (1)

Agreement No. 4                        July 16, 2001                 $3.33 (1)                    15,000 (1)

Agreement No. 5                        July 16, 2001                 $3.33 (1)                     1,500 (1)

Agreement No. 6                        July 16, 2001                 $3.33 (1)                       600 (1)

Agreement No. 7                      February 16, 2002               $5.33 (1)                    15,000 (1)

Agreement No. 8                      September 3, 2002               $7.33 (1)                    15,000 (1)

Agreement No. 9                      September 3, 2002               $7.33 (1)                       300 (1)

Agreement No. 10                     November 12, 2002               $7.67 (1)                     1,500 (1)

Agreement No. 11                     November 12, 2002               $7.67 (1)                     2,400 (1)

Agreement No. 12                      December 6, 2002               $8.00 (1)                    15,000 (1)

Agreement No. 13                     November 12, 2002               $7.67 (1)                     2,400 (1)

Agreement No. 14                      December 6, 2002               $8.00 (1)                    15,000 (1)

Agreement No. 15                      October 14, 2003              $13.00                           700

Agreement No. 16                      October 14, 2003              $13.00                           100

Agreement No. 17                      October 14, 2003              $13.00                           100

Agreement No. 18                      October 14, 2003              $13.00                           500

   (1) As adjusted for the 2003 stock split.

           Compensation Committee Interlocks and Insider Participation

     The compensation committee consists of Messers. J.Robert Grubbs, Don E. Claiborne, Leonard B. Lawson, Roger A. Woolsey and William J. Smead. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors. This committee evaluates the performance of the Bank's executive officers and determines their compensation.

         Security Ownership of Certain Beneficial Owners and Management

     As of March 31, 2004, the Company's records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a named executive officer of the Company and (ii) all directors and executive officers as a group. Management is not aware of any change in control of the Company which has occurred since the Bank commenced operations on July 9, 2001, or any arrangement which may, at a subsequent date, result in a change in control of the Company. Management of the Company does not know of any person who owns, beneficially or of record, more than 5% of the Company's outstanding common stock. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.


                                                        Amount and Nature of                    Percent of
Name and Address of Beneficial Owner                   Beneficial Ownership (#)                Class (%)(1)
------------------------------------                   ------------------------                ------------
Don E. Claiborne                                             81,876  (2)                           3.57
3888 Buckingham Road
Greeneville, TN  37745

J. Robert Grubbs                                             30,039  (3)                           1.31
1706 Brentwood Drive
Greeneville, TN  37743

Leonard B. Lawson                                            38,289  (4)                           1.67
290 Meadowwood
Greeneville, TN  37745

Rance P. Merkel                                              74,693                                3.25
497 Claude Simmons Road
Johnson City, TN  37604




                                       16

                                                        Amount and Nature of                    Percent of
Name and Address of Beneficial Owner                   Beneficial Ownership (#)                Class (%)(1)
------------------------------------                   ------------------------                ------------
William J. Smead                                            109,936  (5)                           4.79
330 Patricia Lane
Greeneville, TN 37743

T. Don Waddell                                               10,500  (6)                           *
231 Fairfield Drive
Greeneville, TN  37745

Wendy C. Warner                                              30,239                                1.32
401 Oak Grove Avenue
Greeneville, TN  37745

Roger A. Woolsey                                             34,036  (7)                           1.48
3104 Charlie Doty Road
Greeneville, TN  37743

Directors and Executive Officers                            409,608                               17.84
(eight total)

___________________
(*) Less than 1% of the Bank's outstanding common stock.
(1) Based on 2,295,775 shares of issued and outstanding common stock as of March 31, 2004, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options.
(2) Includes 30,000 shares beneficially owned by Dr. Claiborne's wife, 3,940 shares beneficially owned by Dr. Claiborne's daughter and 4,000 shares beneficially owned by Dr. Claiborne's son, and 3,000 exercisable stock options.
(3) Includes  26,825 exercisable stock options.
(4) Includes 30,750 shares held in Lawson Chevrolet Retirement Fund.
(5) Includes 54,500 shares beneficially owned by Dr. Smead's wife and 300 shares beneficially owned by each of Dr. Smead's three daughters to which Dr. Smead disclaims beneficial ownership of 600 shares.
(6) Includes 4,500  exercisable stock options.
(7) Includes 1,800 shares beneficially owned by each of Mr. Woolsey's two children and 400 shares beneficially owned by Mr. Woolsey's wife.

     There are no arrangements known to the Company, the operation of which may at a subsequent date result in a change of control in the Company.


                             Audit Committee Report
                            of the Board of Directors

     The Audit  Committee  consists  of 5  directors:  Messrs.  Merkel,  Lawson,
Woolsey and Smead and Ms. Warner. Each member meets the independence and qualification standards required by the New York Stock Exchange. During the fiscal year ended December 31, 2003, the Committee met 2 times. The Audit Committee has not adopted a written charter.





     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

     The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company's internal accounting, auditing and financial reporting practices. The Committee's chief duties are to:

     - hire one or more independent public accountants to audit the Company's books, records and financial statements and to review its system of accounting, including its systems of internal control;

     - monitor and evaluate, independently and objectively, the Company's internal financial controls and financial reporting procedure;

     - discuss with the independent accountants the results of their audits and reviews;

     - periodically communicate the Committee's findings to the Board of Directors; and

     - facilitate communication among the Board of Directors, the independent auditors, and the Company's management.

     The Committee has obtained from the independent auditors, Dent K. Burk Associates, P.C., a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself that the auditors are independent of the Company.

     The Committee has discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Committee has also discussed with the independent auditors their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.





     Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its annual report on Form 10-KSB for the year ended December 31, 2003, for filing with the Federal Deposit Insurance Corporation. The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, Dent K. Burk Associates, P.C.


                                             Members of the Audit Committee:

                                             Rance P. Merkel
                                             Leonard B. Lawson
                                             William J. Smead
                                             Wendy C. Warner
                                             Roger A. Woolsey


                Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's executive officers and directors and persons who own more than 10% of the common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"), as well as to furnish the Company with a copy of such report. It is the policy of the Company to file these reports with the SEC on behalf of its directors and executive officers. Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2003, to our knowledge, all directors and executive officers of the Company and the Bank made timely filings of all required forms.

                                  Other Matters

     The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                        By Order Of The Board Of Directors,


                                        /s/ T. Don Waddell
                                        -----------------------------------
                                        T. Don Waddell
                                        Secretary

Greeneville, Tennessee
May 25, 2004

PROXY                        BG Financial Group, Inc.
                                  P.O. Box 610
                          Greeneville, Tennessee 37744

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 15, 2004

        PLEASE SIGN AND RETURN PROMPTLY TO THE BG FINANCIAL GROUP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints J. Robert Grubbs or Roger A. Woolsey as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of BG Financial Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Tuesday, June 15, 2004, at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof.

(1) As to the election of the board of directors listed in the proxy statement delivered in connection with the annual meeting:

            For all nominees listed below          Withhold Authority to vote
     ------                                ------- for all nominees listed below


     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     William J. Smead, Wendy C. Warner, and Roger A. Woolsey

(2) As to the ratification of the appointment of Dent K. Burk Associates, P.C. as BG Financial Group, Inc.'s independent accountants and auditors for fiscal 2004.

              For                       Against                    Abstain
     --------                   -------                     ------

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1 and 2.

Please Sign below and Return to BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744.

           This Is the Only Document You Need to Return at this Time.


Date:
      -------------------------------          ---------------------------------
                                               Signature of Shareholder(s)


Date:
      -------------------------------          ---------------------------------
                                               Signature of Joint Shareholder(s)


______________  I will attend shareholder meeting

______________  I will not attend shareholder meeting